                                                                    Exhibit 10.5


                        RESTRICTED STOCK AWARD AGREEMENT


      THIS RESTRICTED STOCK AWARD AGREEMENT (the "Agreement"), dated as of the _____ day of ________, 2004, between Janus Capital Group Inc., a Delaware corporation (the "Company"), and ________________________ (the "Employee").

                            W I T N E S S E T H


      In consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties hereto agree as follows:

1. Grant and Vesting of Restricted Stock.

(a) Subject to the provisions of this Agreement and to the provisions of the Company's 1998 Long Term Incentive Stock Plan, as amended (the "Plan"), the Company hereby grants to the Employee as of __________, 2004 (the "Grant Date"), ____________ shares (the "Restricted Stock") of common stock of the Company, par value $.01 per share ("Common Stock"). All capitalized terms used herein, to the extent not defined, shall have the meaning set forth in the Plan, a copy of which is included with this Agreement.

(b) Subject to the terms and conditions of this Agreement, a percentage of the Restricted Stock shall vest and no longer be subject to any restriction on the anniversaries of the Grant Date in accordance with the schedule set forth below:

                                         Percentage of Restricted Stock Vesting
             Vesting Dates                   On Each Specified Vesting Date
             -------------               --------------------------------------



(c) Notwithstanding the provisions of Paragraph 1(b), if the Employee's employment is terminated with the Company due to Retirement, death or Disability, the Restricted Stock shall vest in full.

(d) Except as provided above, in the event that the employment of the Employee with the Company shall terminate, all unvested shares of Restricted Stock shall be forfeited by the Employee effective immediately upon such termination. For purposes of this Agreement, employment with the Company shall include employment with the Company's Consolidated Subsidiaries and its successors. Nothing in this Agreement or the Plan shall confer upon the Employee any right to continue in the employ of the Company, its Consolidated Subsidiaries or any of its affiliates, or interfere in any way with the right of the Company, its Consolidated Subsidiaries or any such affiliates to terminate the Employee's employment at any time.

2. Issuance of Shares.

      Subject to Paragraph 3 and Paragraph 8 (pertaining to the withholding of taxes), as soon as practicable after each vesting event under Paragraph 1(b) or, if the Employee's employment is terminated pursuant to Paragraph 1(c), as soon as practicable after such termination (in each case, provided there has been no prior forfeiture of the Restricted Stock pursuant to the terms of this Agreement and the Plan), the Company shall issue (or cause to be delivered) to the Employee one or more unlegended stock certificates with respect to the Restricted Stock vesting or as a result of such termination, as the case may be (or shall take other appropriate steps to reflect the Employee's unrestricted ownership of all or a portion of the Restricted Stock that is subject to this Agreement).

3. Nontransferability of the Restricted Stock.

      During the Employee's employment with the Company, the Employee cannot sell more than fifty percent (50%) of their vested shares in excess of the cumulative number of applicable shares issued to the Employee, subject to any proper share withholding elections. Any unvested shares of the Restricted Stock shall not be transferable by the Employee by means of sale, assignment, exchange, encumbrance, pledge or otherwise.

4. Rights as a Stockholder.

      Except as otherwise specifically provided in this Agreement, the Employee shall have all the rights of a stockholder with respect to the Restricted Stock, including without limitation the right to vote the Restricted Stock and the right to receive dividend payments. Dividends and distributions other than regular cash dividends, if any, may result in an adjustment pursuant to Paragraph 5.

5. Adjustment in the Event of Change in Stock; Change in Control.

(a) In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, scheme of arrangement, split-up, spin-off or combination involving the Company or repurchase or exchange of Common Stock or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event that affects the Common Stock such that an adjustment is determined by the Committee to be appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust the number and type of shares, or, if deemed appropriate, make provision for a cash payment to the Employee or the substitution of other property for shares of Restricted Stock; provided, that the number of shares of Restricted Stock shall always be a whole number.

(b) If a Change of Control (as defined on Exhibit A hereto) occurs, then the shares of Restricted Stock that were forfeitable shall thereupon become non-forfeitable.

6. Payment of Transfer Taxes, Fees and Other Expenses.

      The Company agrees to pay any and all original issue taxes and stock transfer taxes that may be imposed on the issuance of shares received by an Employee in connection with the Restricted Stock, together with any and all other fees and expenses necessarily incurred by the Company in connection therewith.

7. Other Restrictions.

      The Restricted Stock shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any government regulatory body, or (iii) an agreement by the Employee with respect to the disposition of shares of Common Stock is necessary or desirable as a condition of, or in connection with, the delivery or purchase of shares pursuant thereto, then in any such event, the grant of Restricted Stock shall not be effective unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

8. Taxes and Withholding.

      No later than the date as of which an amount first becomes includible in the gross income of the Employee for federal income tax purposes with respect to any Restricted Stock, the Employee shall pay all federal, state, local and foreign taxes that are required by applicable laws and regulations to be withheld by either: (i) participating in the Company's program to have shares withheld by the Company's transfer agent (provided that it will not result in adverse accounting consequences to the Company), or (ii) making other payment arrangements satisfactory to the Company. The obligations of the Company under this Agreement shall be conditioned on compliance by the Employee with this Paragraph 8. It is intended that the foregoing provisions of this paragraph shall normally govern the payment of withholding taxes; however, if withholding is not accomplished under the preceding provisions of this paragraph, the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Employee, including the delivery of the Restricted Stock that gives rise to the withholding requirement.

9. Notices.

      All notices and other communications under this Agreement shall be in writing and shall be given by hand delivery to the other party or by facsimile, overnight courier, or registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

            If to the Employee:

                  -------------------
                  -------------------
                  -------------------

            If to the Company:

                  Janus Capital Group Inc.
                  Attn:  General Counsel
                  151 Detroit Street, 4th Floor
                  Denver, Colorado 80206
                  Facsimile: (303) 316-5728

or to such other address or facsimile number as any party shall have furnished to the other in writing in accordance with this Paragraph 9. Notice and communications shall be effective when actually received by the addressee.

10. Effect of Agreement.

      Except as otherwise provided hereunder, this Agreement shall be binding upon and shall inure to the benefit of any successor or successors of the Company.

11. Laws Applicable to Construction.

      The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Delaware without reference to principles of conflict of laws, as applied to contracts executed in and performed wholly within the State of Delaware. In addition to the terms and conditions set forth in this Agreement, the Restricted Stock is subject to the terms and conditions of the Plan, which is hereby incorporated by reference.

12. Severability.

      The invalidity or enforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

13. Conflicts and Interpretation.

      In the event of any conflict between this Agreement and the Plan, the Plan shall control except with respect to the definition of Change of Control (attached hereto as Exhibit A). In the event of any ambiguity in this Agreement, or any matters as to which this Agreement is silent, the Plan shall govern including, without limitation, the provisions thereof pursuant to which the Committee has the power, among others, to (i) interpret the Plan, (ii) prescribe, amend and rescind rules and regulations relating to the Plan, and
(iii) make all other determinations deemed necessary or advisable for the administration of the Plan.

14. Amendment.

      This Agreement may not be modified, amended or waived except by an instrument in writing signed by both parties hereto. The waiver by either party of compliance with any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by such party of a provision of this Agreement.

15. Headings.

      The headings of paragraphs herein are included solely for convenience of reference and shall not affect the meaning or interpretation of any of the provisions of this Agreement.

16. Counterparts.

      This Agreement may be executed in counterparts, which together shall constitute one and the same original.



      IN WITNESS WHEREOF, as of the date first above written, the Company has caused this Agreement to be executed on its behalf by a duly authorized officer, and the Employee has hereunto set the Employee's hand.


                                     JANUS CAPITAL GROUP INC.


                                     By:
                                             -----------------------------------
                                     Name:
                                             -----------------------------------
                                     Title:
                                             -----------------------------------



                                     EMPLOYEE


                                     -------------------------------------------
                                     Name

                                    EXHIBIT A

A "Change of Control" shall mean the first to occur of any of the following:

(1) An acquisition by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") of 20% or more of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, the following: (i) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (ii) any acquisition by the Company,
      (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company, or (iv) any acquisition pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (3) of this definition; or

(2) A change in the composition of the Board such that the individuals who, as of the effective date of the Plan, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this definition, that any individual who becomes a member of the Board subsequent to the effective date hereof, whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange
      Act) or other accrual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

(3) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of the assets or stock of another entity ("Business Combination"); excluding, however, such a Business Combination pursuant to which (A) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination will beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Common Stock and

      Outstanding Company Voting Securities, as the case may be, (B) no Person (other than the Company or any employee benefit plan (or related trust) of the Company or the corporation resulting from such Business Combination) will beneficially own, directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership existed prior to the Business Combination; and (C) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting form such Business Combination; or

(4) The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

For purposes of this definition, "person" shall mean any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act).

                        RESTRICTED STOCK AWARD AGREEMENT


      THIS RESTRICTED STOCK AWARD AGREEMENT (the "Agreement"), dated as of the ___ day of ___________, 2004, between Janus Capital Group Inc., a Delaware corporation (the "Company"), and __________________ (the "Director").

                            W I T N E S S E T H

      In consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties hereto agree as follows:

1.    Grant and Vesting of Restricted Stock.

(a) Subject to the provisions of this Agreement and to the provisions of the Company's 1998 Long Term Incentive Stock Plan as amended (the "Plan"), the Company hereby grants to the Director as of _______________, 2004 (the "Grant Date"), __________ shares (the "Restricted Stock") of common stock of the Company, par value $.01 per share ("Common Stock"). All capitalized terms used herein, to the extent not defined, shall have the meaning set forth in the Plan, a copy of which is included with this Agreement.

(b) Subject to the Director's continued service as a member of the Company's Board of Directors (the "Board") and subject to the terms and conditions of this Agreement, the Restricted Stock will vest as set forth below:

            Vesting Dates                   Number of Shares Vesting
            -------------                   ------------------------




(c) Notwithstanding the provisions of Paragraph 1(b), if the Director is no longer a member of the Board due to Retirement, death or Disability, the Restricted Stock shall vest in full.

(d) Except as provided above, in the event that the Director is no longer a member of the Board, all remaining unvested shares of Restricted Stock shall be forfeited by the Director effective immediately upon such termination. Nothing in this Agreement or the Plan shall confer upon the Director any right to continue as a member of the Board or interfere in any way with the right of the Company to terminate the Director's association with the Company at any time in accordance with the Company's Bylaws.

2.    Issuance of Shares.

      As soon as practicable after each vesting event under Paragraph 1(b) or, if the Director's service with the Board is terminated pursuant to Paragraph 1(c), as soon as practicable after such termination (in each case, provided there has been no prior forfeiture of the Restricted Stock pursuant to the terms of this Agreement and the Plan), the Company shall issue (or cause to be delivered) to the Director one or more unlegended stock certificates with respect to the Restricted Stock vesting or as a result of such termination, as the case may be.

3.    Nontransferability of the Restricted Stock.

      During the term as a Director of the Company, the Director cannot sell more than fifty percent (50%) of his/her vested shares in excess of the cumulative number of applicable shares issued to the Director, subject to any share withholding elections. Any unvested shares of the Restricted Stock shall not be transferable by the Director by means of sale, assignment, exchange, encumbrance, pledge or otherwise.

4.    Rights as a Stockholder.

      Except as otherwise specifically provided in this Agreement, the Director shall have all the rights of a stockholder of the Company with respect to the Restricted Stock, including without limitation the right to vote the Restricted Stock and the right to receive dividend payments. Dividends and distributions other than regular cash dividends, if any, may result in an adjustment pursuant to Paragraph 5.

5.    Adjustment in the Event of Change in Stock; Change in Control.

      (a) In the event that the Board or the Compensation Committee of the Board ("Committee") determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, scheme of arrangement, split-up, spin-off or combination involving the Company or repurchase or exchange of Common Stock or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event that affects the Common Stock such that an adjustment is determined by the Board or Committee to be appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Board or Committee shall, in such manner as it may deem equitable, adjust the number and type of shares, or, if deemed appropriate, make provision for a cash payment to the Director or the substitution of other property for shares of Restricted Stock; provided, that the number of shares of Restricted Stock shall always be a whole number.

      (b) If a Change of Control (as defined on Exhibit A hereto) occurs, then the shares of Restricted Stock that were forfeitable shall thereupon become non-forfeitable.

6.    Payment of Transfer Taxes, Fees and Other Expenses.

      The Company agrees to pay any and all original issue taxes and stock transfer taxes that may be imposed on the issuance of shares received by the Director in connection with the

Restricted Stock, together with any and all other fees and expenses necessarily incurred by the Company in connection therewith; provided, however, the Director shall be solely responsible to pay all federal, state, local and foreign income taxes that are required by applicable laws and regulations.

7.    Other Restrictions.

      The Restricted Stock shall be subject to the requirement that, if at any time the Board or Committee shall determine that (i) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any government regulatory body, or (iii) an agreement by the Director with respect to the disposition of shares of Common Stock is necessary or desirable as a condition of, or in connection with, the delivery or purchase of shares pursuant thereto, then in any such event, the grant of Restricted Stock shall not be effective unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Board or Committee.

8.    Notices.

      All notices and other communications under this Agreement shall be in writing and shall be given by hand delivery to the other party or by facsimile, overnight courier, or registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

            If to the Director:

                  -----------------------
                  -----------------------
                  -----------------------


            If to the Company:

                  Janus Capital Group Inc.
                  Attention:  General Counsel
                  151 Detroit Street, 4th Floor
                  Denver, Colorado  80206
                  Facsimile:  (303) 316-5728

or to such other address or facsimile number as any party shall have furnished to the other in writing in accordance with this Paragraph 8. Notice and communications shall be effective when actually received by the addressee.

9.    Effect of Agreement.

      Except as otherwise provided hereunder, this Agreement contains the entire agreement of the parties and shall be binding upon and shall inure to the benefit of any successor or successors of the Company.

10.   Laws Applicable to Construction.

      The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Delaware without reference to principles of conflict of laws, as applied to contracts executed in and performed wholly within the State of Delaware. In addition to the terms and conditions set forth in this Agreement, the Restricted Stock is subject to the terms and conditions of the Plan, which is hereby incorporated by reference.

11.   Severability.

      The invalidity or enforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

12.   Conflicts and Interpretation.

      In the event of any conflict between this Agreement and the Plan, the Plan shall control except with respect to the definition of Change of Control (attached hereto as Exhibit A). In the event of any ambiguity in this Agreement, or any matters as to which this Agreement is silent, the Plan shall govern including, without limitation, the provisions thereof pursuant to which the Board or Committee has the power, among others, to (i) interpret the Plan, (ii) prescribe, amend and rescind rules and regulations relating to the Plan, and
(iii) make all other determinations deemed necessary or advisable for the administration of the Plan.

13.   Amendment.

      This Agreement may not be modified, amended or waived except by an instrument in writing signed by both parties hereto. The waiver by either party of compliance with any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by such party of a provision of this Agreement.

14.   Headings.

      The headings of paragraphs herein are included solely for convenience of reference and shall not affect the meaning or interpretation of any of the provisions of this Agreement.

15.   Counterparts.

      This Agreement may be executed in counterparts, which together shall constitute one and the same original.

      IN WITNESS WHEREOF, as of the date first above written, the Company has caused this Agreement to be executed on its behalf by a duly authorized officer and the Director has hereunto set the Director's hand.


                                    JANUS CAPITAL GROUP INC.


                                    By:
                                             -----------------------------------
                                    Name:
                                             -----------------------------------
                                    Title:
                                             -----------------------------------



                                    DIRECTOR


                                    --------------------------------------------
                                    Name

                                    EXHIBIT A

A "Change of Control" shall mean the first to occur of any of the following:

      (i) An acquisition by any Person of beneficial ownership of 20% or more of either (A) the then outstanding shares of common stock of the Company (the "Outstanding JCG Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding JCG Voting Securities"); excluding, however, the following: (i) any acquisition directly from the Company or Janus Capital Management LLC ("Janus LLC"), other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company or Janus LLC, (ii) any acquisition by the Company or Janus LLC, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or Janus LLC or any entity controlled by the Company or Janus LLC, or (iv) any acquisition pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection 17(a)(iii) below;

      (ii) A change in the composition of the Board of Directors of the Company such that the individuals who, as of the effective date of the Agreement, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provide, however, for purposes of this definition, that any individual who becomes a member of the Board subsequent to the effective date hereof, whose election, or nomination for election by Janus Group's shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-12(c) of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

      (iii) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of the assets or stock of another entity ("Company Business Combination"); excluding, however, such a Company Business Combination pursuant to which (A) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding JCG Common Stock and Outstanding JCG Voting Securities immediately prior to such Company Business Combination will beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Company Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Company Business Combination, of the Outstanding JCG Common Stock and Outstanding JCG Voting Securities, as the case may be, (B) no Person (other than the Company or Janus LLC or any employee benefit plan (or related trust) of the Company or Janus LLC or the corporation resulting from such Company Business Combination) will beneficially own, directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Company Business Combination or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership existed prior to the Company Business Combination; and (C) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting form such Company Business Combination; or

      (iv) The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

For purposes of this definition, "person" shall mean any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act).

                   NON-QUALIFIED STOCK OPTION AWARD AGREEMENT

                     1998 LONG TERM INCENTIVE STOCK PLAN OF
                            JANUS CAPITAL GROUP INC.

      By this Agreement, Janus Capital Group Inc. (the "Company"), a Delaware corporation, grants to _______________ (the "Grantee"), an employee of the Company or a Subsidiary (i) a non-qualified stock option (the "Option") to purchase that number of shares ("Shares") of the Company's Common Stock, $.01 par value, set forth below and (ii) an equal number of limited stock appreciation rights ("LSARs"), all subject to the terms and conditions set forth below, in the attached Exhibit A hereto and in the Janus Capital Group Inc. 1998 Long Term Incentive Stock Plan, as may from time to time be amended (the "Plan"), all of which are an integral part of this Agreement. A copy of the Plan is attached. Capitalized terms used but not defined in this Agreement have the meaning specified in the Plan.

                        GRANT DATE:             _________
                        NUMBER OF SHARES:       _________
                        OPTION PRICE:           _________

      This Option shall become exercisable as follows, provided you remain continuously employed by the Company or a Subsidiary that is consolidated with the Company for financial reporting purposes (a "Consolidated Subsidiary") from the Grant Date to such date.

            DATE FIRST EXERCISABLE              NUMBER OF OPTIONS
            ----------------------              -----------------





      The term of the Option shall be ten (10) years from the Grant Date unless terminated earlier as provided in Exhibit A or in the Plan.

      Please indicate your acceptance of this Agreement by signing the enclosed copy in the space provided below and returning it to the Corporate Secretary's Office, in the envelope provided, within 30 days after the Company's mailing of this Agreement to you. This Option shall not be exercisable prior to your signing this Agreement and returning it to the Company.

      I agree to be bound by the terms, conditions and provisions of the Plan and this Agreement. I understand that by signing this Agreement I am not obligated to exercise all or any part of this Option or any other Option.

                                          JANUS CAPITAL GROUP INC.

                                          By:___________________________________
                                               Assistant Corporate Secretary

ACCEPTED AND AGREED:

____________________________ Dated: ______________, 2004
Signature




        (RETURN ONE COPY OF THIS AGREEMENT IN THE ENCLOSED SELF-ADDRESSED
                  ENVELOPE. RETAIN ONE COPY FOR YOUR RECORDS.)
          PLEASE SEE REVERSE SIDE TO COMPLETE BENEFICIARY INFORMATION.

                                    EXHIBIT A
                                       TO
                          STOCK OPTION AWARD AGREEMENT

      1. MANNER OF EXERCISE. This Option shall be exercised by delivering to the Company (or its authorized agent), during the period in which such Option is exercisable, (i) a written notice of your intent to purchase a specific number of Shares pursuant to this Option (a "Notice of Exercise"), and (ii) full payment of the Option Price for such specific number of Shares. Payment may be made by any one or more of the following means:

            (a)  cash or personal check; or

            (b) if approved and permitted by the Committee, through the delivery of Shares having a Fair Market Value on the day of exercise equal to such Option Price (the number of Shares may be initially estimated using the Fair Market Value on the last stock trading day preceding the exercise day, with a true-up of any differential effective as of the exercise date), which Shares either (i) have been owned by you for at least six months ("Mature Shares") or (ii) were purchased by you on the open market. Certificates for Shares shall be properly endorsed with signatures guaranteed (unless such signature guarantee is waived by an officer of the Company), and shall represent Shares which are fully paid, non-assessable, and free and clear from all liens and encumbrances; or

            (c) if approved and permitted by the Committee, through the sale of the Shares acquired on exercise of this Option through a broker to whom you have submitted irrevocable instructions to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay for such Shares, together with, if required by the Company, the amount of federal, state, local or foreign withholding taxes payable by reason of such exercise. A copy of such delivery instructions must also be delivered to the Company by the Grantee with the Notice of Exercise.

The exercise of the Option shall become effective at the time such a Notice of Exercise has been received by the Company, which must be before the tenth anniversary of the Grant Date (the "Expiration Date"). The exercise of this Option as to a number of Shares will result in the cancellation of an equal number of LSARs. You will not have any rights as a stockholder of the Company with respect to the Shares deliverable upon exercise of this Option until a certificate for such Shares is delivered to you.

      If the Option is exercised as permitted herein by any person or persons other than Grantee, such Notice of Exercise shall be accompanied by such documentation as the Company may reasonably require, including without limitation, evidence of the authority of such person or persons to exercise the Option and evidence satisfactory to the Company that any death taxes payable with respect to such Shares have been paid or provided for.

      2. EXERCISABILITY. This Option shall become fully exercisable upon your termination of employment with the Company or a Consolidated Subsidiary on account of (a) Retirement, (b) death, (c) Disability or (d) termination by the Company or a Consolidated Subsidiary other than for Cause.

      3. CHANGE OF CONTROL. This Option shall become fully exercisable upon a Change of Control that has been approved by the Incumbent Board, provided you remain continuously employed by the Company or a Consolidated Subsidiary from the Grant Date until the Change of Control. Upon a Change of Control that has not been approved by the Incumbent Board, all LSARs then outstanding shall automatically be exercised and this Option shall be canceled.

      4. EXERCISE AFTER TERMINATION OF AFFILIATION. This Option may be exercised only while you are employed by the Company or a Consolidated Subsidiary, except that this Option may also be exercised after the date on which you cease to be so employed ("Termination Date") as follows:

            (i) if you have a Termination of Affiliation on account of Retirement, you may also exercise this Option at any time during the first five years after your Termination Date;

            (ii) if you have a Termination of Affiliation on account of Disability, you may also exercise this Option at any time during the first 12 months after your Termination Date;

            (iii) if you have a Termination of Affiliation on account of death, the executor or administrator of your estate, your heirs or legatees, or beneficiary designated in accordance with the Plan, as applicable, may also exercise this Option at any time during the first 12 months after your Termination Date; and

            (iv) if you have a Termination of Affiliation on account of any other reason (other than a dismissal for Cause), you may also exercise this Option at any time during the first three months after your Termination Date;

provided, however, that (x) except as otherwise provided in Section 2 or 3 of this Exhibit A, this Option may be exercised after your Termination Date only to the extent it is exercisable on the Termination Date, (y) under no circumstances may this Option be exercised on or after the Expiration Date, and (z) the expiration of your Option will automatically result in the expiration of all associated LSARs. For purposes of this Section 4, if you are employed by a corporation or limited liability company ("LLC") that is a Consolidated Subsidiary of the Company, you will be deemed to have had a Termination of Affiliation as of the first day on which such corporation or LLC ceases to be a Consolidated Subsidiary of the Company.

      5. AFFILIATION WITH COMPETITOR. Notwithstanding anything to the contrary contained herein, if Grantee, without Company's consent, becomes associated with, employed by, renders service to, or owns any interest in (other than any non-substantial interest, as the Committee from time to time determines) any business that is in competition with Company or any Affiliate (as defined below), this Option shall terminate and cease to be exercisable immediately upon such event. For purposes of this paragraph, Affiliate means (i) any individual or entity that directly, or through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company, and (ii) any entity in which the Company owns, directly or indirectly, 20% or more of the combined value of all equity interests.

      6. NO WAIVER. The failure of the Company in any instance to exercise any of its rights granted under this Agreement or the Plan shall not constitute a waiver of any other rights that may arise under this Agreement.

      7. LIMITED TRANSFERABILITY OF OPTION. Except as provided in the immediately following sentence, this Option is exercisable during your lifetime only by you or your guardian or legal representative, and this Option and the associated LSARs are not transferable except by will or the laws of descent and distribution. To the extent and in the manner permitted by the Committee, and subject to such terms, conditions, restrictions or limitations that may be prescribed by the Committee, you may transfer this Option and the associated LSARs to (i) your spouse, sibling, parent, child (including an adopted child) or grandchild (any of which an "Immediate Family Member"); (ii) a trust, the primary beneficiaries of which consist exclusively of you or your Immediate Family Members; or (iii) a corporation, partnership or similar entity, the owners of which consist exclusively of you or your Immediate Family Members.

      8. FRACTIONAL OR DE MINIMIS SHARES. Neither the Option nor the LSARs shall be exercisable with respect to a fractional share or with respect to fewer that ten (10) Shares, unless the remaining Shares, are fewer than ten (10)).

      9. NONSTATUTORY OPTION. This Option has been designated by the Committee as a Nonstatutory Option; it does not qualify as an incentive stock option.

      10.  TAXES.

            (a) The Company is not required to issue Shares upon the exercise of this Option unless you first pay to the Company such amount, if any, as may be required by the Company to satisfy any liability it may have to withhold federal, state, local or foreign income or other taxes relating to such exercise. You may elect to satisfy such tax withholding obligation by delivering to the Company a written irrevocable election to have the Company withhold a portion of the Shares purchased upon exercise of the Option having a Fair Market Value equal to the amount of taxes required to be withheld; provided, however, that the Committee may, at any time before you file such an election with the Company, revoke your right to make such an election.

            (b) In addition, you may deliver Mature Shares to the Company to satisfy your federal, state and local withholding tax liability above the minimum amount of taxes required to be withheld by the Company, up to your maximum tax liability arising from the exercise of the Option; the Committee retains the right, in its sole discretion, to disapprove any particular delivery of shares of Common Stock and the Committee may, at any time before the delivery of such shares revoke your right to make such delivery.

      11. ATTESTATION TO OWNERSHIP OF MATURE SHARES. Whenever under this Agreement you have the right to deliver Mature Shares to the Company for payment of the Option Price pursuant to Section 1(b) or for taxes in excess of the minimum amount of taxes required to be withheld by the Company pursuant to
Section 10(b), in lieu of physically delivering such shares to the Company, you may elect to deliver to the Company an affidavit and such other documents attesting to ownership of such Mature Shares in such form as is prescribed by the Company from time to time.

      12. AMENDMENTS. This Agreement may be amended only by a writing executed by the Company and you which specifically states that it is amending this Agreement; provided that this Agreement is subject to the power of the Board to amend the Plan as provided therein, except that no such amendment shall adversely affect your rights under this Agreement without your consent.

      13. NOTICES. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company at its principal office, in care of its Corporate Secretary. Any notice to be given to you shall be addressed to you at the address listed in the Company's records. By a notice given pursuant to this Section, either party may designate a different address for notices. Any notice shall have been deemed given (i) when actually delivered to the Company, or (ii) if to the Grantee, when actually delivered or deposited in the U.S. Mail, postage prepaid and properly addressed to the party to be notified.

      14. SEVERABILITY. If any part of this Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any part of this Agreement not declared to be unlawful or invalid. Any part so declared unlawful or invalid shall, if possible, be construed in a manner which gives effect to the terms of such part to the fullest extent possible while remaining lawful and valid.

      15. APPLICABLE LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware other than its laws respecting choice of law.

      16. HEADINGS. Headings are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

                          DEFERRED STOCK UNIT AGREEMENT


         THIS AGREEMENT is entered into and effective as of ____________, 2004, by and between Janus Capital Group Inc. (the "Company") and _________________ (the "Director"). Unless otherwise indicated, all capitalized terms herein shall have the meaning set forth in the Amended and Restated Directors' Deferred Fee Plan (the "Deferral Plan").

         A. The Company has adopted the 1998 Long Term Incentive Plan, as amended and restated effective as of May 12, 2004 (as may be amended or supplemented, the "LTI Plan") authorizing the Board of Directors of the Company, or a committee as provided for in the LTI Plan (the Board or such a committee to be referred to as the "Committee"), to award restricted stock to the Director.

         B. Pursuant to the Board's compensation policy, the Company is obligated to grant the Director $100,000 worth of shares of restricted stock (the "Restricted Stock") on an annual basis, and the current year's Restricted Stock grant would have immediately vested on ___________, 2004 (the "Vesting Date").

         C. The Company has offered the Director the opportunity to defer receipt of all or a portion of the Restricted Stock until the termination of Director's service with the Company. The Director has accepted the Company's offer to defer receipt of 100% of his or her Restricted Stock grant (such shares hereinafter referred to as the "Deferred Restricted Stock") under the Deferral Plan.

         D. Under the Deferral Plan, the Deferred Restricted Stock is converted into Stock Units, as described and defined below, and shall be governed by this Agreement and the Deferral Plan.

         Accordingly, in consideration of good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties hereby agree as follows:

1. Determination of Number of Stock Units.

         Prior to the Vesting Date, Director elected to defer 100% of his or her Restricted Stock grant and to have such shares of Restricted Stock converted to stock units under the LTI Plan. The number of Stock Units, as described and defined below, represents the 100% of Restricted Stock that the Director elected to defer and convert to stock units.

2. Stock Unit Award.

         The Company hereby awards to the Director __________ stock units representing the same number of shares of the Company's common stock, $0.01 par value (the "Stock Units"), according to the terms and subject to the conditions hereinafter set forth and under the Deferral Plan and the LTI Plan. The number of Stock Units subject to this Agreement may increase based on Dividend Equivalent credits made pursuant to Section 4, Section 5.4 of the Deferral Plan, and

Section 13.3 of the LTI Plan. Any such additional Stock Units (or fraction thereof) resulting from Dividend Equivalent credits shall be treated as Stock Units and shall be subject to the terms and conditions of this Agreement and the LTI Plan. Payment of the Stock Units herein awarded shall be deferred as described below in Section 3.

3. Vesting and Payment of Stock Units.

         3.1 Vesting. The Stock Units are fully vested as of ____________, 2004.

         3.2 Termination of Service. Payment of the Stock Units shall not be made until following the Director's termination of service with the Company as a member of the Board. If the Director's service with the Company ceases for any reason, payment shall be made in shares of the Company's common stock as previously elected by the Director within one (1) year following the termination of the Director's service as a member of the Board. Any fractional Stock Units shall be paid in cash.

4. Rights and Restrictions of Director; Transferability.

         4.1 Rights as a Stockholder. The Director will have no rights as a stockholder unless and until the Director has become the holder of record of shares of common stock following payment in common stock after service is terminated with the Company. Notwithstanding the preceding, the Director shall be credited with Dividend Equivalents on his or her Stock Units to the extent dividends are paid on Company common stock, provided the record date for such dividend is on or after the date the Stock Units have been credited to the Director.

         4.2 Restrictions on Transfer. Except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted by the Deferral Plan and the LTI Plan, no right or interest of the Director to payment of the Stock Units may be assigned or transferred, or subjected to any lien, during the lifetime of the Director, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise. The Director will, however, be entitled to designate a beneficiary to receive the eligible distribution under the Director's Deferred Stock Unit Account upon the Director's death in the manner provided by the Deferral Plan.

5. Securities Law and Other Restrictions.

         Notwithstanding any other provision of the Deferral Plan, the LTI Plan or this Agreement, the Company will not be required to issue, and the Director may not sell, assign, transfer or otherwise dispose of, any shares of common stock received as payment of the Stock Units, unless (a) there is in effect with respect to the shares of common stock received as payment for the Stock Units a registration statement under the Securities Act of 1933, as amended, and any applicable state or foreign securities laws or an exemption from such registration, and (b) there has been obtained any other consent, approval or permit from any other regulatory body which the Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing common stock received as payment of Stock Units, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

6. Adjustment in the Event of Change in Stock.

         In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, common stock, other securities, or other property), recapitalization, stock split, reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, scheme of arrangement, split-up, spin-off or combination involving the Company or repurchase or exchange of common stock or other rights to purchase common stock or other securities of the Company, or other similar corporate transaction or event that affects the common stock such that an adjustment is determined by the Committee to be appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the LTI Plan, then the Committee shall, in such manner as it may deem equitable, adjust the number and type of shares, or, if deemed appropriate, make provision for a cash payment to the Employee or the substitution of other property for shares of Stock Units; provided, that the number of shares of Stock Units shall always be a whole number.

7. Subject to Deferral Plan and LTI Plan.

         The Stock Units issued under this Agreement have been issued subject to the terms of the Deferral Plan and the LTI Plan. The terms of the Deferral Plan are incorporated by reference in this Agreement in their entirety, and the Director, by execution of this Agreement, acknowledges having received a copy of the Deferral Plan. The provisions of this Agreement will be interpreted as to be consistent with the Deferral Plan, and any ambiguities in this Agreement will be interpreted by reference to the Deferral Plan. Except as set forth in Section 6, in the event that any provision of this Agreement is inconsistent with the terms of the Deferral Plan, the terms of the Deferral Plan will prevail.

8. Miscellaneous.

         8.1 Binding Effect. This Agreement will be binding upon the heirs, executors, administrators and successors of the parties to this Agreement.

         8.2 Governing Law. This Agreement and all rights and obligations under this Agreement will be construed in accordance with the Deferral Plan and governed by the laws of the State of Delaware, without regard to conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive laws of another jurisdiction.

         8.3 Entire Agreement. This Agreement, the LTI Plan and the Deferral Plan set forth the entire agreement and understanding of the parties to this Agreement with respect to the terms and conditions applicable to the Stock Units and supersede all prior agreements, arrangements, plans and understandings relating to the Stock Units and the administration of the Deferral Plan.

         8.4 Amendment and Waiver. Other than as provided in the Deferral Plan, this Agreement may be amended, waived, modified or canceled only by a written instrument executed by the parties to this Agreement or, in the case of a waiver, by the party waiving compliance.

         8.5 Taxes. The Director acknowledges that tax liabilities will generate at the time of payment of the common stock for the Stock Units and that Director will be responsible for such tax liabilities.

         The parties to this Agreement have executed this Agreement effective the day and year first above written.



                                            JANUS CAPITAL GROUP INC.


                                            By
                                              ----------------------------------

                                            Its
                                               ---------------------------------


By execution of this Agreement,             DIRECTOR
the Director acknowledges having
received a copy of the Deferral Plan.
                                            ------------------------------------
                                            Name

                                            ------------------------------------
                                            Address

                                            ------------------------------------


                                            Social Security Number:
                                                                   -------------